Exhibit 10.2


                          DOMESTIC SECURITY AGREEMENT

          DOMESTIC SECURITY AGREEMENT dated as of January 4, 2006 (as it may be amended, restated, supplemented or modified from time to time, this "Agreement"), among the entities listed on the signature page hereof (collectively referred to as the "Grantors" and individually as a "Grantor") and GENERAL ELECTRIC CAPITAL CORPORATION, as Collateral Agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, Pliant Corporation (the "Parent Borrower"), the Domestic Subsidiary Borrowers (as defined therein), the Lenders party thereto (the "Lenders"), and General Electric Capital Corporation, as Administrative Agent and Collateral Agent are parties to that certain Senior Secured, Super Priority, Priming Debtor-In-Possession Credit Agreement dated as of January 4, 2006 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Credit Agreement"); and

          WHEREAS, pursuant to the Guarantee Agreement dated as of even date herewith (as amended, restated supplemented or otherwise modified from time to time, the "Guarantee Agreement"), certain of the Grantors have agreed to guarantee, among other things, all the obligations of the Borrowers under the Credit Agreement; and

          WHEREAS, the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit under the Credit Agreement are conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure (a) the due and punctual payment by the Borrowers of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment, or otherwise, (ii) each payment required to be made by the Borrowers under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of each Loan Party to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of each Loan Party under or pursuant to the Credit Agreement and the other Loan Documents, (c) the due and punctual payment and performance of all obligations of each Loan Party, monetary or otherwise, under each Swap Agreement that (i) is effective on the Effective Date with a counterparty that is a Lender (or an Affiliate of a Lender) as of the Effective Date or (ii) is entered into after the Effective Date with any counterparty that is a Lender (or an Affiliate thereof) at the time such Swap Agreement is entered into and
(d) the due and punctual payment and performance of all monetary obligations of each Loan Party in respect of overdrafts and related liabilities owed to any of the Lenders (or any Affiliates thereof) arising from treasury,


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depositary and cash management services or in connection with any automated clearinghouse transfers of funds (all the monetary and other obligations described in the preceding clauses (a) through (d) being collectively called the "Obligations"); and

          ACCORDINGLY, each of the Grantors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

                                  ARTICLE I

                                  Definitions

          SECTION 1.01. Definition of Terms Used Herein. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement and all terms defined in the Uniform Commercial Code from time to time in effect in the State of New York (the "NY UCC") and not defined herein shall have the meaning specified in
Article 9 of the NY UCC.

          SECTION 1.02. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

          "Account Debtor" shall mean any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

          "Accounts Receivable" shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

          "Cash Concentration Account" shall mean, with respect to any Grantor, the cash concentration account maintained by such Grantor with the Collateral Agent, to which such Grantor will cause to be transferred, on each Business Day, amounts deposited in the Collection Deposit Accounts on such Business Day, as provided in Section 5.01.

          "Collateral" shall have the meaning assigned to such term in Section
2.

          "Collateral Proceeds Account" shall mean an account maintained by and in the name of the Administrative Agent, for purposes of this Agreement and the Credit Agreement.

          "Collection Deposit Accounts" shall mean the respective collection accounts maintained by the Collection Deposit Banks pursuant to the Collection Deposit Letter Agreements and into which the Grantors will deposit or cause to be deposited all Daily Receipts, as provided in Section 5.01.

          "Collection Deposit Bank" shall mean, at any time, any financial institution then serving as a "Collection Deposit Bank" as provided in Section 5.01.


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          "Collection Deposit Letter Agreement" shall mean an agreement among the applicable Grantor, a Collection Deposit Bank and the Collateral Agent, in form and substance reasonably satisfactory to the Collateral Agent, pursuant to which such Collection Deposit Bank shall maintain one or more Collection Deposit Accounts, as such Collection Deposit Letter Agreement may be amended, modified or supplemented from time to time.

          "Commodity Account" shall mean an account maintained by a Commodity Intermediary in which a Commodity Contract is carried out for a Commodity Customer.

          "Commodity Contract" shall mean a commodity futures contract, an option on a commodity futures contract, a commodity option or any other contract that, in each case, is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws or (b) traded on a foreign commodity board of trade, exchange or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

          "Commodity Customer" shall mean a Person for whom a Commodity Intermediary carries a Commodity Contract on its books.

          "Commodity Intermediary" shall mean (a) a Person who is registered as a futures commission merchant under the federal commodities laws or (b) a Person who in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to federal commodities laws.

          "Consumer Goods" shall mean goods that are used or bought for use primarily for personal, family or household purposes.

          "Copyright License" shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or which such Grantor otherwise has the right to license, or granting any right to such Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

          "Copyrights" shall mean all of the following now owned or hereafter acquired by any Person: (a) all copyright rights in any work subject to the copyright laws of the United States or Canada, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or Canada, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office or any similar office in Canada, including those listed on Schedule II.

          "Credit Agreement" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

          "Credit Card Payments" shall mean all payments received or receivable by or on behalf of any Grantor in respect of sales of Inventory paid for by credit card charges, including payments from financial institutions that process credit card transactions for any of the Grantors.


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          "Daily Receipts" shall mean all amounts received by the Grantors, whether in the form of cash, checks, any moneys received or receivable in respect of charges made by means of credit cards, and other negotiable instruments, in each case as a result of the sale of Inventory or in respect of Accounts Receivable.

          "Documents" shall mean all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral.

          "Entitlement Holder" shall mean a Person identified in the records of a Security Intermediary as the Person having a Security Entitlement against the Security Intermediary. If a Person acquires a Security Entitlement by virtue of Section 8-501(b)(2) or (3) of the Uniform Commercial Code, such Person is the Entitlement Holder.

          "Equipment" shall mean all equipment, furniture and furnishings, including tools, parts and supplies of every kind and description, and all improvements, accessions or appurtenances thereto, that are now or hereafter owned by any Grantor.

          "Farm Products" shall mean goods, other than standing timber, with respect to which the debtor is engaged in a farming operation and which are:
(a) crops grown, growing or to be grown, including: (i) crops produced on trees, vines and bushes; and (ii) aquatic goods produced in aquacultural operations; (b) livestock, born or unborn, including aquatic goods produced in aquacultural operations; (c) supplies used or produced in a farming operation; and (d) products of crops or livestock in their unmanufactured states.

          "Financial Asset" shall mean (a) a Security, (b) an obligation of a Person or a share, participation or other interest in a Person or in property or an enterprise of a Person, which is, or is of a type, dealt with in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment or (c) any property that is held by a Security Intermediary for another Person in a Securities Account if the Security Intermediary has expressly agreed with the other Person that the property is to be treated as a Financial Asset under Article 8 of the Uniform Commercial Code. As the context requires, the term Financial Asset shall mean either the interest itself or the means by which a Person's claim to it is evidenced, including a certificated or uncertificated Security, a certificate representing a Security or a Security Entitlement.

          "General Funds Account" shall mean an account maintained by the Parent Borrower, to which the Administrative Agent will, subject to the terms and conditions set forth herein, cause to be transferred certain amounts on deposit in the Collateral Proceeds Account.

          "General Intangibles" shall mean all "general intangibles" as such term is defined in the NY UCC, and in any event, with respect to any Grantor, all choses in action and causes of action and all other assignable intangible personal property of any Grantor of every kind and nature (other than Accounts Receivable) now owned or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Agreements and other agreements but excluding contract rights in contracts which contain an enforceable prohibition on assignment or the granting of a security interest), Intellectual Property, goodwill,


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registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts Receivable.

          "Goods" shall mean all "goods" as such term is defined in Article 9 of the NY UCC

          "Intellectual Property" shall mean all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation and registrations, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

          "Inventory" shall mean all goods of any Grantor, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by any Grantor under contracts of service, or consumed in any Grantor's business, including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any Grantor.

          "Investment Property" shall mean all Securities (whether certificated or uncertificated), Security Entitlements, Securities Accounts, Commodity Contracts and Commodity Accounts of any Grantor, whether now owned or hereafter acquired by any Grantor.

          "License" shall mean any Patent License, Trademark License, Copyright License or other franchise agreement, license or sublicense to which any Grantor is a party, including those listed on Schedule III.

          "Obligations" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

          "Patent License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

          "Patents" shall mean all of the following now owned or hereafter acquired by any Person: (a) all letters patent of the United States or Canada, all registrations and recordings thereof, and all applications for letters patent of the United States or Canada, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar office in Canada, including those listed on Schedule IV, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.


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          "Perfection Certificate" shall mean a certificate substantially in the form of Annex 1 (or any other form approved by the Collateral Agent), completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer and the chief legal officer of the Parent Borrower.

          "Proceeds" shall mean all "proceeds" as such term is defined in
Article 9 of the NY UCC and, in any event, shall include with respect to any Grantor any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include, (a) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any Grantor, or licensed under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor, (iii) past, present or future breach of any License and (iv) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License and (b) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Secured Parties" shall mean (a) the Lenders, (b) the Administrative Agent, (c) the Collateral Agent, (d) the Issuing Bank, (e) each counterparty to a Swap Agreement with a Loan Party the obligations under which constitute Obligations, (f) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Loan Document, (g) each lender in respect of overdrafts and related liabilities owed to any of the Lenders (or any Affiliates thereof) and arising from treasury, depositary and cash management services or in connection with any automated clearinghouse transfers of funds and (h) the permitted successors and assigns of each of the foregoing.

          "Securities" shall mean any obligations of an issuer or any shares, participations or other interests in an issuer or in property or an enterprise of an issuer which (a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer, (b) are one of a class or series or by its terms is divisible into a class or series of shares, participations, interests or obligations and (c)(i) are, or are of a type, dealt with or traded on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the Uniform Commercial Code.

          "Securities Account" shall mean an account to which a Financial Asset is or may be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.


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          "Security Entitlements" shall mean the rights and property interests of an Entitlement Holder with respect to a Financial Asset.

          "Security Interest" shall have the meaning assigned to such term in
Section 2.01.

          "Security Intermediary" shall mean (a) a clearing corporation or (b) a Person, including a bank or broker, that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.

          "Trademark License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

          "Trademarks" shall mean all of the following now owned or hereafter acquired by any Person: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States, Canada or any Province of Canada, and all extensions or renewals thereof, including those listed on Schedule V, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

          SECTION 1.03. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

                                  ARTICLE II

                               Security Interest

          SECTION 2.01. Security Interest.

          (a) Each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest (the "Security Interest") in all of the following property now owned or hereafter acquired by such Grantor or in which such Grantor now has or at any time in future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations:

          (i) all Accounts Receivable;

          (ii) all Chattel Paper;


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          (iii) all Deposit Accounts;

          (iv) all Documents;

          (v) all Equipment;

          (vi) all General Intangibles;

          (vii) all Instruments;

          (viii) all Inventory;

          (ix) all cash and cash accounts;

          (x) all Investment Property;

          (xi) all books and records pertaining to the Collateral;

          (xii) all Fixtures;

          (xiii) all Letter-of-credit rights;

          (xiv) all commercial tort claims listed on Schedule VI;

          (xv) all Goods (other than Consumer Goods and Farm Products); and

          (xvi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing, provided, however, that Collateral shall not include with respect to any Grantor, any item of property to the extent the grant by such Grantor of a security interest pursuant to this Agreement in such Grantor's right, title and interest in such item of property is prohibited by an applicable enforceable contractual obligation (including but not limited to a Capital Lease Obligation) or requirement of law or would give any other Person the enforceable right to terminate its obligations with respect to such item of property and provided, further, that the limitation in the foregoing proviso shall not affect, limit, restrict or impair the grant by any Grantor of a security interest pursuant to this Agreement in any money or other amounts due or to become due under any Account, contract, agreement or General Intangible.

          (b) Each Grantor hereby irrevocably authorizes the Collateral Agent, at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Collateral or any part thereof and amendments thereto that indicate the Collateral as all assets of such Grantor, or words of similar effect, or as being of an equal or lesser scope or with greater detail, and that contain the information required by
Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.


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          Each Grantor also ratifies its authorization for the Collateral
Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

          The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in Canada) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor (but, prior to the occurrence of any Event of Default or Default, the Collateral Agent shall provide notice of such filing to such Grantor), and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

          SECTION 2.02. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

                                 ARTICLE III

                        Representations and Warranties

          The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

          SECTION 3.01. Title and Authority. Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval which has been obtained or the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect.

          SECTION 3.02. Filings.

          (a) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete. Uniform Commercial Code financing statements, as applicable, or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Collateral Agent for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate, which are all the filings, recordings and registrations (other than filings, recordings and registrations required to be made in the United States Patent and Trademark Office and the United States Copyright Office (or any similar office in Canada) in order to perfect the Security Interest in Collateral consisting of United States (or Canadian) Patents, United States Trademarks and United States Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any


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political subdivision thereof), and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements and such filings, recordings and registrations as may be necessary to perfect the Security Interest as a result of any event described in Section 5.03 of the Credit Agreement.

          (b) Each Grantor represents and warrants that fully executed security agreements in the form hereof (or a fully executed short-form agreement in form and substance reasonably satisfactory to the Collateral Agent) and containing a description of all Collateral consisting of Intellectual Property shall have been received and recorded within 10 days after execution of this Agreement with respect to United States Patents, United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights by the United States Patent and Trademark Office and the United States Copyright Office, in each case pursuant to 35 U.S.C. ss. 261, 15 U.S.C. ss. 1060 or 17 U.S.C. ss. 205 and the regulations thereunder (or in any similar office in Canada within the time period prescribed by applicable law and regulations), as applicable, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States or Canada (or any political subdivision of either) and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

          SECTION 3.03. Validity of Security Interest. The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, (b) subject to the filings described in Section 3.02, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States or Canada (or any political subdivision of either) pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (c) a security interest that shall be perfected in all Collateral in which a security interest may be perfected in the United States Patent and Trademark Office and the United States Copyright Office upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the period provided in
Section 3.02(b) pursuant to 35 U.S.C. ss. 261, 15 U.S.C. ss. 1060 or 17 U.S.C. ss. 205 and otherwise as may be required pursuant to the laws of any other necessary jurisdiction. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Liens expressly permitted to be prior to the Security Interest pursuant to Section 6.03 of the Credit Agreement and subject only to (i) the Senior Claims and (ii) the Carve-Out Expenses limited to the Carve-Out Amount.

          SECTION 3.04. Absence of Other Liens. The Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.03 of the Credit Agreement. No Grantor has filed or consented to the filing of (a) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (b) any assignment in which any Grantor assigns any


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Collateral or any security agreement or similar instrument covering any
Collateral in the United States Patent and Trademark Office or the United States Copyright Office or (c) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.03 of the Credit Agreement.

                                  ARTICLE IV

                                   Covenants

          SECTION 4.01. Records. Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail reasonably satisfactory to the Collateral Agent showing the identity, amount and location of any and all Collateral.

          SECTION 4.02. Protection of Security. Each Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.03 of the Credit Agreement.

          SECTION 4.03. Further Assurances. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

          Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule II, III, IV or V or adding additional schedules hereto to specifically identify any registered asset or item that may constitute Copyrights, Patents or Trademarks; provided, however, that any Grantor shall have the right, exercisable within 30 days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

          SECTION 4.04. Inspection and Verification. Subject to the limitations set forth in Section 5.09 of the Credit Agreement, any Agent and such Persons as such Agent may reasonably designate shall have the right, at the Grantors' own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third party, by contacting Account Debtors or the third person possessing such Collateral for the purpose of making such a verification. The Agents shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party (it being understood that any such information shall be deemed to be "Information" subject to the provisions of Section 10.12 of the Credit Agreement).

          SECTION 4.05. Taxes; Encumbrances. The Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to Section 6.03 of the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.05 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

          SECTION 4.06. Assignment of Security Interest. If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

          SECTION 4.07. Continuing Obligations of the Grantors. Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

          SECTION 4.08. Use and Disposition of Collateral. None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as expressly permitted by Section 6.03 of the Credit Agreement. Unless and until the Collateral Agent shall notify the Grantors that (i) an Event of Default shall have occurred and be continuing and (ii) during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any Inventory to be in the possession or control of any warehouseman, bailee, agent or processor at any time, other than Inventory that is in transit by any means, unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and each Grantor shall, to the extent not otherwise addressed to Collateral Agent's reasonable satisfaction in the Interim Order and the Final Order, use commercially reasonable efforts to obtain a Bailee Letter from such warehouseman, bailee, agent or processor.

          SECTION 4.09. Limitation on Modification of Accounts. None of the Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

          SECTION 4.10. Insurance. The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with Section 5.07 of the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems reasonably advisable. All sums disbursed by the Collateral Agent in connection with this Section 4.10, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

          SECTION 4.11. Legend. Each Grantor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, its Accounts Receivable and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Accounts Receivable have been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

          SECTION 4.12. Covenants Regarding Patent, Trademark and Copyright Collateral.

          (a) Each Grantor agrees that it will not, nor will it permit any of its licensees to, do any act, or omit to do any act, whereby any Patent which is material to the conduct of such Grantor's business may become invalidated or dedicated to the public, and agrees, to the extent practicable, that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

          (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

          (c) Each Grantor (either itself or through licensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

          (d) Each Grantor shall notify the Collateral Agent promptly if it knows that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or United States Copyright Office or any similar office in Canada) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

          (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or any similar office in Canada, unless it (i) in the case of any Patent or Trademark, promptly informs the Collateral Agent and (ii) in the case of any Copyright, gives five (5) Business Days prior written notice thereof to the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright, each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes (and, prior to the occurrence of any Event of Default or Default, such Grantor shall be notified of such filing), all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

          (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or any similar office in Canada, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

          (g) In the event that any Grantor has reason to believe that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor's business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

          (h) Upon and during the continuance of an Event of Default, each Grantor shall use its reasonable best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor's right, title and interest thereunder to the Collateral Agent or their designees for the benefit of the Secured Parties.

          SECTION 4.13. Deposit Accounts. Each Grantor (other than Pliant Packaging of Canada, LLC) will, on or before the Collateral Documentation Date, enter into control agreements in form and substance reasonably satisfactory to the Collateral Agent with each depository bank (other than the Collateral Agent) with which it maintains any deposit accounts and thereafter shall cause all cash held by such Grantor to be maintained in such accounts.

          SECTION 4.14. Commercial Tort Claims. If any Grantor shall at any time hold or acquire a commercial tort claim in an amount reasonably estimated to exceed $1,000,000, the Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

          SECTION 4.15. Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, in an amount exceeding $1,000,000 such Grantor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control under NY UCC
Section 9-105 of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with such Grantor that the Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent's loss of control, for the Grantor to make alterations to the electronic chattel paper or transferable record permitted under NY UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such electronic chattel paper or transferable record.

          SECTION 4.16. Letter-of-Credit Rights. If any Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of such Grantor in an amount exceeding $1,000,000, such Grantor shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of the letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred or is continuing.

                                  ARTICLE V

                                  Collections

          SECTION 5.01. Cash Management Accounts.

          (a) On or before the Effective Date, each Grantor shall have entered into arrangements, reasonably satisfactory to the Collateral Agent, pursuant to which (i) such Grantor's existing cash management system held by the Pre-Petition Collateral Agent under the Pre-Petition Loan Agreement shall have been assigned to such Grantor or released by the Pre-Petition Collateral Agent, (ii) all cash receipts received in respect of Collateral of Loan Parties (other than the Canadian Guarantors) will be transmitted to the Cash Concentration Account on each Business Day (it being understood that the Collateral Agent must have a first priority Lien on all cash receipts under, and pursuant to, the Interim Order, the Canadian Interim Order, the Final Order and the Canadian Final Order).

          (b) Each Grantor (other than Pliant Packaging of Canada, LLC) will establish and maintain, on or before the Collateral Documentation Date, (i) one Cash Concentration Account and (ii) one or more Collection Deposit Accounts, in the case of this clause (ii), with the Collateral Agent or with any financial institution selected by such Grantor that is reasonably satisfactory to the Collateral Agent. Each financial institution with which a Collection Deposit Account is maintained is referred to herein as a "Collection Deposit Bank".

          (c) Each Grantor (other than Pliant Packaging of Canada, LLC), commencing on the Effective Date, will deposit on each Business Day all Daily Receipts into either (i) a Collection Deposit Account or (ii) a Cash Concentration Account. Each Grantor shall use all reasonable efforts to prevent any funds that are not Daily Receipts from being deposited into, or otherwise commingled with, the funds held in the Collection Deposit Accounts or the Cash Concentration Accounts.

          (d) On each Business Day, all collected funds on deposit in each Collection Deposit Account will be transferred to the applicable Cash Concentration Account to the extent provided in the applicable Collection Deposit Letter Agreement.

          (e) On each Business Day, all collected funds on deposit in the Cash Concentration Accounts will be transferred to the Collateral Proceeds Account to be applied by the Administrative Agent, on behalf of the Borrowers, to prepay Revolving Loans, Swingline Loans and Protective Advances in the manner provided in Section 2.10 of the Credit Agreement, until all outstanding Protective Advances, Swingline Loans and Revolving Loans have been repaid, and thereafter to be transferred to the General Funds Account, subject to paragraph (f) below.

          (f) No Grantor shall have any control over, or any right or power to withdraw any funds on deposit in, any Collection Deposit Account or Cash Concentration Account; provided, however, that any Grantor may instruct any Collection Deposit Bank to withdraw funds from its Collection Deposit Account to honor ACH instructions of such Grantor to transfer funds to the Cash Concentration Account. The Parent Borrower may at any time withdraw any funds contained in the General Funds Account for use, subject to the provisions of the Credit Agreement, for general corporate purposes.

          (g) Upon the occurrence and during the continuance of an Event of Default, any funds held in the Collection Deposit Accounts, the Cash Concentration Accounts or the Collateral Proceeds Account may be applied as provided in Section 2.17(b) of the Credit Agreement so long as an Event of Default is continuing. The Collateral Agent will not be required to transfer any funds from the Collateral Proceeds Account to the General Funds Account until all Events of Default are cured or waived.

          (h) All payments by any Grantor into any Collection Deposit Account or Cash Concentration Account pursuant to this Article V, whether in the form of cash, checks, notes, drafts, bills of exchange, money orders or otherwise, shall be deposited in the relevant Collection Deposit Account or Cash Concentration Account in precisely the form in which received (but with any endorsements of such Grantor necessary for deposit or collection), and until they are so deposited such payments shall be held in trust by such Grantor for and as the property of the Collateral Agent.

          SECTION 5.02. Collections.

          (a) Each Grantor agrees promptly to notify and direct each Account Debtor and every other Person obligated to make payments with respect to the Accounts Receivable or Inventory to make all such payments directly to a Collection Deposit Account or the applicable Cash Concentration Account (subject to the proviso in the following sentence). Each Grantor shall use all reasonable efforts to cause each Account Debtor and every other Person identified in the preceding sentence to make all payments with respect to the Accounts Receivable or Inventory either directly to a Collection Deposit Account or a Cash Concentration Account; provided that Credit Card Payments shall be made directly to the Cash Concentration Account.

          (b) In the event that a Grantor (other than Pliant Packaging of Canada, LLC) directly receives any Daily Receipts, notwithstanding the arrangements for payment directly into the Collection Deposit Accounts pursuant to Section 5.02, such remittances shall be held for the benefit of the Collateral Agent and the Secured Parties and shall be segregated from other funds of such Grantor, subject to the Security Interest granted hereby, and such Grantor shall cause such remittances and payments to be deposited into a Collection Deposit Account or a Cash Concentration Account, as applicable, as soon as practicable after such Grantor's receipt thereof.

          (c) Without the prior written consent of the Collateral Agent, no Grantor shall, under any circumstances whatsoever, change the general instructions given to Account Debtors and other Persons obligated to make payments with respect to the Accounts Receivable or Inventory regarding the deposit of payments with respect to the Accounts Receivable or Inventory in a Collection Deposit Account or a Cash Concentration Account, as applicable. Each Grantor shall, and the Collateral Agent hereby authorizes each Grantor to, enforce and collect all amounts owing with respect to the Accounts Receivable or Inventory for the benefit and on behalf of the Collateral Agent and the other Secured Parties; provided, however, that such privilege may at the option of the Collateral Agent be terminated upon the occurrence and during the continuance of an Event of Default.

                                  ARTICLE VI

                               Power of Attorney

          Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent ) as such Grantor's true and lawful agent and attorney-in-fact, and in such capacity the Collateral Agent shall have the right, with power of substitution for each Grantor and in each Grantor's name or otherwise, for the use and benefit of the Collateral Agent and the Secured Parties, upon the occurrence and during the continuance of an Event of Default
(a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any

Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent or any Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or (unless such action is the result of gross negligence or willful misconduct) to any claim or action against the Collateral Agent or any Secured Party. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Grantors for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve any Grantor of any of its obligations hereunder or under any other Loan Document with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise.

                                 ARTICLE VII

                                   Remedies

          SECTION 7.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and subject to the terms of the Interim Order and the Final Order, it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing or contractual arrangements to the extent that waivers cannot be obtained), and (b) notwithstanding the provisions of Section 362 of the Bankruptcy Code, with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law and, pursuant to the Interim Order and the Final Order, the automatic stay of Section 362 of the Bankruptcy Code or the Canadian Stay Order shall be modified and vacated to permit Collateral Agent to exercise its remedies under this Agreement and the Loan Documents, without further application or motion to, or order from, the Bankruptcy Court or the Canadian Court; provided, however, notwithstanding anything to the contrary contained herein, Collateral Agent shall be permitted to exercise any remedy in the nature of a liquidation of, or foreclosure on, any interest of any Grantor in the Collateral only upon three (3) Business Days' prior written notice to such Grantor and counsel approved by the Bankruptcy Court for the Committee. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Upon the occurrence and during the continuance of an Event of Default and the exercise by the Collateral Agent of its rights and remedies under this Agreement and the other Loan Documents, the Grantors shall assist Collateral Agent in effecting a sale or other disposition of the Collateral upon such terms as are designed to maximize the proceeds obtainable from such sale or other disposition.

          The Collateral Agent shall give the Grantors 10 days' prior written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the NY UCC or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

          SECTION 7.02. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Article at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to the extent that such license does not violate any then existing licensing arrangements (to the extent that waivers cannot be obtained) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and sufficient rights of quality control in favor of Grantor to avoid the invalidation of the Trademarks subject to the license. The use of such license by the Collateral Agent shall be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

                                 ARTICLE VIII

                                 Miscellaneous

          SECTION 8.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.01 of the Credit Agreement. All communications and notices hereunder to any Grantor shall be given to it at its address or telecopy number set forth on Schedule I, with a copy to the Parent Borrower.

          SECTION 8.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit

Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

          SECTION 8.03. Survival of Agreement. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans, and the execution and delivery to the Lenders of any notes evidencing such Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

          SECTION 8.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

          SECTION 8.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

          SECTION 8.06. Collateral Agent's Expenses; Indemnification.

          (a) Each Grantor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral,
(iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof.

          (b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or willful misconduct of such Indemnitee.

          (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 8.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any Lender. All amounts due under this Section 8.06 shall be payable on written demand therefor.

          SECTION 8.07. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          SECTION 8.08. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent, the Issuing Bank, the Administrative Agent, the other Agents and the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except (i) pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.02 of the Credit Agreement.

          SECTION 8.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY

LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.09.

          SECTION 8.10. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 8.11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 8.04), and shall become effective as provided in Section 8.04. Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

          SECTION 8.12. Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          SECTION 8.13. Jurisdiction; Consent to Service of Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Bankruptcy Court in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in the Bankruptcy Court; provided, however that the Collateral Agent and the Grantors acknowledge that any appeals from the Bankruptcy Court may have to be heard by a court other than the Bankruptcy Court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent, the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Grantor or its properties in the courts of any jurisdiction.

          (b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in the Bankruptcy Court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 8.14. Termination.

          (a) This Agreement and the Security Interest shall continue in effect (notwithstanding the fact that from time to time there may be no Obligations outstanding) until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Obligations (other than contingent obligations for which no claim has been made) have been indefeasibly paid and performed in full (or with respect to any outstanding Letters of Credit, a cash deposit has been delivered to the Administrative Agent as required by the Credit Agreement) and no commitments of the Agents or the Lenders which would give rise to any Obligations are outstanding. Upon payment in full in cash of the outstanding Obligations and the expiration or termination of the Commitments, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantors or any other Person entitled thereto. Upon such termination, the Administrative Agent will authorize the filing of appropriate UCC termination statements to terminate such security interests and shall, at the expense of the Grantors, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the termination of such security interests or the release of such Collateral, as applicable.

          (b) A Grantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Grantor shall be automatically released in the event that all the capital stock of such Grantor shall be sold, transferred or otherwise disposed of to a Person that is not an Affiliate of the Parent Borrower in accordance with the terms of the Credit Agreement; provided that the Required Lenders shall have consented to such sale, transfer or other disposition (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

          (c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement, provided that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 10.02 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

          (d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) above, the Collateral Agent shall execute and deliver to the Grantors, at the Grantors' expense, all UCC termination statements and similar documents which the Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of termination statements or release documents pursuant to this
Section 8.14 shall be without recourse to or warranty by the Collateral Agent.

          SECTION 8.15. Additional Grantors. Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Annex 2, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

GRANTORS:                           PLIANT CORPORATION



                                    By:
                                       ----------------------------------
                                       Name:
                                       Title:



                                    PLIANT CORPORATION INTERNATIONAL



                                    By:
                                       ----------------------------------
                                       Name:
                                       Title:



                                    PLIANT FILM PRODUCTS OF MEXICO, INC.



                                    By:
                                       ----------------------------------
                                       Name:
                                       Title:



                                    PLIANT PACKAGING OF CANADA, LLC



                                    By:
                                       ----------------------------------
                                       Name:
                                       Title:



                                    PLIANT SOLUTIONS CORPORATION



                                    By:
                                       ----------------------------------
                                       Name:
                                       Title:



DOMESTIC SECURITY AGREEMENT

                                    UNIPLAST HOLDINGS INC.



                                    By:
                                       ----------------------------------
                                       Name:
                                       Title:



                                    UNIPLAST U.S., INC.



                                    By:
                                       ----------------------------------
                                       Name:
                                       Title:



                                    PLIANT INVESTMENT, INC.



                                    By:
                                       ----------------------------------
                                       Name:
                                       Title:



                                    ALLIANT COMPANY LLC



                                    By:
                                       ----------------------------------
                                       Name:
                                       Title:



COLLATERAL AGENT:                   GENERAL ELECTRIC CAPITAL
                                       CORPORATION, as Collateral Agent



                                    By:
                                       ----------------------------------
                                       Name:
                                       Title:



DOMESTIC SECURITY AGREEMENT

                                   GRANTORS
                                   --------

                                                            Schedule II to the
                                                   Domestic Security Agreement



                                  COPYRIGHTS
                                  ----------

                                [see attached]

                                                           Schedule III to the
                                                   Domestic Security Agreement



                                   LICENSES
                                   --------

                                [see attached]

                                                            Schedule IV to the
                                                   Domestic Security Agreement



                                    PATENTS
                                    -------

                                [see attached]

                                                             Schedule V to the
                                                   Domestic Security Agreement



                                  TRADEMARKS
                                  ----------

                                [see attached]

                            COMMERCIAL TORT CLAIMS
                            ----------------------

                                [see attached]

                                                                       Annex I
                                            To the Domestic Security Agreement


                                   [Form Of]
                            PERFECTION CERTIFICATE



          Reference is made to the Senior Secured, Super Priority, Priming Debtor-In-Possession Credit Agreement dated as of January 4, 2006 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Parent Borrower, the Domestic Subsidiary Borrowers, the Lenders party thereto (the "Lenders"), and General Electric Capital Corporation, as Administrative Agent and Collateral Agent. Capitalized terms used but no defined herein have the meanings assigned in the Domestic Security Agreement (as defined in the "Credit Agreement").

          SECTION 1. Names. (a) Set forth below is (i) the exact legal name of each Grantor, as such name appears in its document of formation, (ii) each other legal name each Grantor has had in the past five years and (iii) the date of the relevant change:

         Legal Name               Former Name             Date of Change
         ----------               -----------             --------------








          (b) Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

          (c) Set forth below is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

              Legal Name                            Other Name
              ----------                            ----------







          (d) Set forth below is (i) the organizational identification number, if any, issued by the jurisdiction of formation of each Grantor that is a registered organization and (ii) the Federal Taxpayer Identification Number of each Grantor:

      Legal Name            Organizational No.         Federal Taxpayer No.
      ----------            ------------------         --------------------

          SECTION 2. Locations. (a) Set forth below opposite the name of each Grantor that is a registered organization is the jurisdiction of formation of such Grantor:

            Legal Name                   Jurisdiction of Formation
            ----------                   -------------------------







          (b) Set forth below opposite the name of each Grantor is the address and county of the chief executive office of such Grantor:

          Legal Name      Address of Chief Executive Office       County
          ----------      ---------------------------------       ------






          (c) Set forth below opposite the name of each Grantor is the address and county of all locations where such Grantor maintains any books or records relating to any Accounts Receivable and/or General Intangibles (with each location at which chattel paper, if any, is kept being indicated by an "*"):

      Legal Name        Address of Accounts Receivable          County
      ----------          and/or General Intangibles            ------
                        ------------------------------







          (d) Set forth below opposite the name of each Grantor is the address and county of all locations where such Grantor maintains any Inventory, Equipment and/or other Collateral not identified above:

      Legal Name             Address of Inventory,              Zip Code
      ----------       Equipment and/or Other Collateral        --------
                       ---------------------------------

          (e) Set forth below opposite the name of each Grantor is the address and county of all the places of business of such Grantor not identified in paragraph (a), (b), (c) or (d) above:

        Legal Name           Other Business Addresses           Zip Code
        ----------           ------------------------           --------







          (f) Set forth below opposite the name of each Grantor are the names, addresses and counties of all Persons other than such Grantor that have possession of any of the Collateral of such Grantor (with each such Person that holds such Collateral subject to a Lien (including, but not limited to, warehousemen's, mechanics' and other statutory liens) indicated by an "*"):

        Legal Name           Other Business Addresses           Zip Code
        ----------           ------------------------           --------






          SECTION 3. Unusual Transactions. All Accounts have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

          SECTION 4. File Search Reports. File search reports have been obtained from each Uniform Commercial Code filing office identified with respect to such Grantor in Section 2 hereof, and such search reports reflect no liens against any of the Collateral other than those permitted under the Credit Agreement.

          SECTION 5. UCC Filings. UCC financing statements in substantially the form of Schedule 5 hereto have been prepared for filing in the UCC filing office and, in the case of fixture filings, the applicable County recorder's office, in each jurisdiction identified with respect to such Grantor in
Section 2 and Section 10, as applicable, hereof.

          SECTION 6. Schedule of Filings. Attached hereto as Schedule 6 is a true and correct list, with respect to the filings described in Section 5 above, of each filing and the UCC filing office or, in the case of fixture filings, the applicable County recorder's office, in which such filing is to be made.

          SECTION 7. Stock Ownership and Other Equity Interests. Attached hereto as Schedule 7 is a true and correct list of all the Equity Interests of each Grantor and the record and beneficial owners of such Equity Interests. Also set forth on Schedule 7 is each equity investment of the Parent Borrower and each Grantor that represents 50% or less of the equity of the entity in which such investment was made.

          SECTION 8. Debt Instruments. Attached hereto as Schedule 8 is a true and correct list of all instruments, including any promissory notes, and other evidence of indebtedness held by each Grantor that are required to be pledged under the Domestic Security

Agreement, including all intercompany notes between the Parent Borrower and any other Grantor or between any Grantor and any other Grantor.

          SECTION 9. Advances. Attached hereto as Schedule 9 is (a) a true and correct list of all advances made by the Parent Borrower to any Subsidiary of the Parent Borrower (other than those identified on Schedule 8), which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Collateral Agent under the Domestic Security Agreement and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to the Parent Borrower or any Subsidiary of the Parent Borrower.

          SECTION 10. Mortgage Filings. Attached hereto as Schedule 10 is a true and correct list, with respect to each Mortgaged Property, of (a) the exact name of the Person that owns such property as such name appears in its certificate of incorporation or other organizational document, (b) if different from the name identified pursuant to clause (a), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (c) the filing office in which a Mortgage with respect to such property must be filed or recorded in order for the Collateral Agent to obtain a perfected security interest therein.

          SECTION 11. Intellectual Property. Attached hereto as Schedule 11(A) in proper form for filing with the United States Patent and Trademark Office or the Canadian Intellectual Property Office, as applicable, is a is a true and correct list of each Grantor's Patents, Patent Licenses, Trademarks and Trademark Licenses, including the name of the registered owner, registration number and expiration date of each Patent, Patent License, Trademark and Trademark License owned by any Grantor. Attached hereto as Schedule 11(B) in proper form for filing with the United States Copyright Office or the Canadian Intellectual Property Office, as applicable, is a true and correct list of each Grantor's Copyrights and Copyright Licenses, including the name of the registered owner, registration number and expiration date of each Copyright or Copyright License owned by any Grantor.

          SECTION 12. Commercial Tort Claims. Attached hereto as Schedule 12 is a true and correct list of commercial tort claims in excess of $250,000 held by any Grantor, including a brief description thereof.

          SECTION 13. Deposit Accounts. Attached hereto as Schedule 13 is a true and correct list of deposit accounts maintained by each Grantor, including the name and address of the depositary institution, the type of account, and the account number.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this 4th day of January, 2006.

                                    PLIANT CORPORATION


                                    By:_________________________
                                       Name:
                                       Title:

                                                                Annex 2 to the
                                                   Domestic Security Agreement


          SUPPLEMENT NO. __ dated as of __________, 20___, to the Domestic Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the "Domestic Security Agreement") dated as of January 4, 2006, among by each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (each a "Grantor" and collectively, the "Grantors") and GENERAL ELECTRIC CAPITAL CORPORATION, as Collateral Agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).

          A. Reference is made to (a) the Senior Secured, Super Priority, Priming Debtor-In-Possession Credit Agreement dated as of January 4, 2006 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Parent Borrower, the Domestic Subsidiary Borrowers, the Lenders party thereto (the "Lenders"), and General Electric Capital Corporation, as Administrative Agent and Collateral Agent, and (b) the Guarantee Agreement dated as of January 4, 2006 (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement"), among the Parent Borrower, the other Grantors and the Administrative Agent.

          B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Domestic Security Agreement and the Credit Agreement.

          C. The Grantors have entered into the Domestic Security Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 8.15 of the Domestic Security Agreement provides that additional Subsidiaries of the Parent Borrower may become Grantors under the Domestic Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Grantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Domestic Security Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

          Accordingly, the Collateral Agent and the New Grantor agree as follows:

          SECTION 1. In accordance with Section 8.15 of the Domestic Security Agreement, the New Grantor by its signature below becomes a Grantor under the Domestic Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Domestic Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations (as defined in the Domestic Security Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor's right, title and interest in and to the Collateral (as defined in the Domestic Security Agreement) of the New Grantor. Each reference to a "Grantor" in the Domestic Security Agreement shall be deemed to include the New Grantor. The Domestic Security Agreement is hereby incorporated herein by reference.

          SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

          SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Supplement.

          SECTION 4. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Grantor and (b) set forth under or above its signature hereto, is the true and correct legal name of the New Grantor, its jurisdiction of formation, its organizational identification number (if any) and the location of the chief executive office of the New Grantor.

          SECTION 5. Except as expressly supplemented hereby, the Domestic Security Agreement shall remain in full force and effect.

          SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Domestic Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 10.01 of the Credit Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature below.

          SECTION 9. The New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

          IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Domestic Security Agreement as of the day and year first above written.

                                    [Name Of New Grantor],


                                    By:_________________________
                                       Name:
                                       Title:

                                    Address:
                                    Organizational I.D.:


                                    GENERAL ELECTRIC CAPITAL
                                      CORPORATION, as the Collateral Agent,


                                    By:_________________________
                                       Name:
                                       Title:  Duly Authorized Signatory

                                                                    SCHEDULE I
                                                   to Supplement No.___ to the
                                                   Domestic Security Agreement



                            LOCATION OF COLLATERAL
                            ----------------------


              Description                                Location
              -----------                                --------